THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 7, 1999

                              --------------------





To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Germany Fund, Inc. (the "Fund") will be held at 3:00 P.M., New York time, on June 7, 1999 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1.   To elect four Directors.

      2.   To   ratify   the   selection   by  the   Board   of   Directors   of
           PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only holders of record of Common Stock at the close of business on April 30, 1999 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                                         Robert R. Gambee
                                                         Chief Operating Officer
                                                         and Secretary

Dated: May 3, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                             THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 7, 1999
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished by the Board of Directors of The Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 7, 1999 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

      The close of business on April 30, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 14,121,604 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 3, 1999.

      The Board of Directors of the Fund has nominated four Directors for election at the Meeting (Proposal 1) and approved the selection of PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending December 31, 1999, for ratification by the stockholders at the Meeting (Proposal 2).

      The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because of the nature of the business to be acted on at the Meeting, the Fund does not anticipate receiving any broker "non-votes".

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class III expires at the 1999 Annual Meeting, Class I at the next succeeding Annual Meeting and Class II at the following succeeding Annual Meeting. Four Class III nominees are proposed in this Proxy Statement for election.

      Should any vacancy occur on the Board of Directors for reasons other than an increase in the number of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy by the vote of a majority of their number, as at present. Should any vacancy occur on the Board of Directors as a result of an increase in the number of Directors, a majority of the entire Board of Directors would be able to fill such vacancy. Any Director elected by the Board to fill a vacancy would hold office until the next annual meeting of shareholders. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

      The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1986, except for Prof. Dr. Kohler, Mr. Storr and Mr. Dobson, who were elected to the Board on May 10, 1991, February 3, 1997 and April 30, 1998, respectively.

      The following Directors have been nominated for election at the 1999 Annual Meeting:

                                                                                       Shares of Common Stock
                                                                                          Beneficially Owned,
                               Position         Principal Occupations                 Directly or Indirectly,
     Name                 Age  with Fund       During Past Five Years                 at April 30, 1999(1)
     -----                ---  ---------        ----------------------                -----------------------
Prof. Dr. Claus Kohler    71   Director     Member of the Administrative Board of                --
   Class III                                  Bundesanstalt fur Vereinigungsbedingte
                                              Sonderaufgaben (1995-1996). Member of
                                              the Administrative Board of
                                              Treuhandanstalt (1990-1994). Member of
                                              the Board of Governors and of the
                                              Central Bank Council of Deutsche
                                              Bundesbank (until 1990). Member of the
                                              Advisory Board of Westfalische
                                              Hypothekenbank AG. Member of the
                                              Advisory Panel to the Board of Governors
                                              of the Central Bank of Oman. Member of
                                              the Board (Kuratorium) of the Institute
                                              of Empirical Economic Research.
                                              Professor of Economics, University of
                                              Hannover. Professor of Economics,
                                              University of Frankfurt a.M.


                                       2

                                                                                         Shares of Common Stock
                                                                                            Beneficially Owned,
                                 Position         Principal Occupations                 Directly or Indirectly,
     Name                 Age    with Fund       During Past Five Years                 at April 30, 1999(1)
     -----                ---    ---------        ----------------------                -----------------------
Christian H.              55     Director     Managing Director of DWS- Deutsche                   --
Strenger(2)(3)(4)(5)                            Gesellschaft fur Wertpapiersparen mbH
   Class III                                    (since 1991). Chairman of Deutsche Fund
                                                Management, Inc. (since 1997). Managing
                                                Director of Deutsche Bank Securities
                                                Corporation (1986-1991).

Werner Walbrol(5)         61     Director     President and Chief Executive Officer of            200
   Class III                                    the German American Chamber of Commerce,
                                                Inc. and the European American Chamber
                                                of Commerce, Inc. Member of the United
                                                States German Youth Exchange Council.
                                                Director of TUV Rheinland of North
                                                America, Inc. and DB New World Fund,
                                                Limited and LDC. President and Director
                                                of German American Partnership Program,
                                                Director of AXA Nordstern Art Insurance
                                                Corporation, Director of Deutsche Funds
                                                Inc./Deutsche Portfolios Trust.


                                       3

                                                                                       Shares of Common Stock
                                                                                          Beneficially Owned,
                               Position         Principal Occupations                 Directly or Indirectly,
     Name               Age    with Fund       During Past Five Years                 at April 30, 1999(1)
     -----              ---    ---------        ----------------------                -----------------------
Otto Wolff von          80     Director     Chairman of the Board of Otto Wolf                1,587
Amerongen                                     Industrieberatung & Beteiligungen GmbH
   Class III                                  (industrial consulting). Chairman of the
                                              German East-West Trade Committee.
                                              Honorary Chairman of the Association of
                                              German Chambers of Industry and
                                              Commerce. Chairman of the Board of
                                              Management of the Otto Wolff Foundation.
                                              Member of the Atlantic Advisory Council
                                              of United Technologies Corp. (until
                                              1992). Chairman of the Supervisory Board
                                              of DWA, Deutsche Waggonbau AG, Chairman
                                              of the Supervisory Board of Allbecon AG,
                                              Dusseldorf. Member of the Advisory
                                              Council of Allianz Versicherungs-AG
                                              (until February 1994). Member of the
                                              Advisory Council of
                                              Creditanstalt-Bankverein until 1998.
                                              President of the German Society for East
                                              European Studies unitl 1999. Member of
                                              the Board of Directors of the German
                                              Society for Foreign Affairs. President
                                              of the German Business Association in
                                              the Russian Federation, Moscow.

The following are Directors
whose terms continue:

Detlef Bierbaum(3)       56    Director     Partner of Sal. Oppenheim Jr. & Cie                  --
   Class I                                    KGaA. Member of the Supervisory Boards
                                              of Nanz Stiftung, ESCADA
                                              Aktiengesellschaft, Scor Deutschland
                                              Ruckversicherungs-Actiengesellschaft,
                                              Tertia Handels-beteiligungsgesellschaft
                                              mbH and Douglas AG.

John A. Bult(2)(3)      62     Director     Chairman of PaineWebber International,            1,655
   Class II                                   Director of The France Growth Fund, Inc.
                                              and The Greater China Fund, Inc.


                                       4

                                                                                          Shares of Common Stock
                                                                                            Beneficially Owned,
                               Position             Principal Occupations                 Directly or Indirectly,
     Name               Age    with Fund            During Past Five Years                 at April 30, 1999(1)
     -----              ---    ---------            ----------------------                -----------------------
Michael W.R.            46     Chairman and     Member of the Board of Managing                      --
Dobson(2)(3)                     Director         Directors of Deutsche Bank AG, Chairman
   Class I                                        of Deutsche Fonds Holding GmbH, DWS
                                                  Deutsche Gesellschaft fur
                                                  Wertpapiersparen mbH, Deutsche Asset
                                                  Management International GmbH, Director
                                                  of Anglo & Overseas Trust, PLC, General
                                                  Enterprise Management Services Ltd.

Edward C. Schmults(5)   68     Director          Member of the Board of Directors of                534
   Class I                                         Green Point Financial Corp. Chairman of
                                                   the Board of Trustees of The Edna
                                                   McConnell Clark Foundation. Senior Vice
                                                   President-External Affairs and General
                                                   Counsel of GTE Corporation (1984-1994).
                                                   Deputy Attorney General of the U.S.,
                                                   Department of Justice (1981-1984).
                                                   Partner, White & Case (1965-1973 and
                                                   1977-1981).

Hans G. Storr             67     Director       President, Storr Investments. Chief               4,410
   Class I                                        Financial Officer of Philip Morris
                                                  Companies, Inc. (1979-1996), Member of
                                                  the Board of Directors of Philip Morris
                                                  Companies, Inc. (1982-1996), Chairman
                                                  and Chief Executive Officer of Philip
                                                  Morris Capital Corporation (1982-1996).

Dr. Juergen F. Strube     59     Director       Chairman of the Board of Executive                   --
   Class II                                       Directors of BASF AG. Chairman and
                                                  President of BASF Corporation
                                                  (1985-1988).

Robert H.                 59     Director       President of The Wadsworth Group, First             609
Wadsworth(2)(5)                                   Fund Distributors, Inc. and Guinness
   Class II                                       Flight Investment Funds, Inc. Vice
                                                  President of Professionally Managed
                                                  Portfolios and Advisors Series Trust.

---------------
(1) As of April 30, 1999, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Dobson, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Dobson is an "interested" Director because of his affiliation with Deutsche Bank AG ("Deutsche Bank"), of which Deutsche Bank Securities Inc. is an indirect, wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management International GmbH ("DBAM") and Deutsche Bank Securities Inc. are wholly-owned subsidiaries. As of April 30, 1999, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Indicates that Messrs. Schmults, Strenger, Wadsworth and Walbrol each also serves as a Trustee of Deutsche Portfolios, an open-end registered investment company for which Deutsche Bank Securities Inc. acts as sub-adviser of two portfolios and an affiliate of Deutsche Bank Securities Inc. acts as investment manager. In addition, Messrs. Walbrol and Wadsworth serve as Directors of the DB New World Portfolio Limited as well as DB New World Fund Limited and LDC. Deutsche Bank AG (New York Branch) acts as Investment Manager with respect to these three funds and as Administrator of DB New World Portfolio Limited.

      Each Director also serves as a Director of The Central European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

      The Board of Directors presently has an Audit Committee composed of Messrs. Schmults, Storr, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met six times during the fiscal year ended December 31, 1998. In addition, the Board has an Advisory Committee composed of Messrs. Schmults, Storr, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. and the Investment Advisory Agreement between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. The Board has a Nominating Committee composed of Messrs. Dobson, Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Bank Securities Inc. or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

      During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Mr. Wolff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The New Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The New Germany Fund, Inc. and The Central European Equity Fund, Inc. (which three funds, together with Deutsche Portfolios, an open-end investment company, represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compen-sation from the Fund for the fiscal year ended December 31, 1998, and from the Fund and such other three funds for the year ended December 31, 1998, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                Aggregate Compensation    Total Compensation
      Name of Director                 From Fund            From Fund Complex
       ---------------          ----------------------   --------------------
Otto Wolff von Amerongen                $ 9,000                   $ 18,000
Prof. Dr. Claus Kohler                   11,250                     22,500
Edward C. Schmults                       16,500                     51,250
Hans G. Storr                            15,750                     30,750
Dr. Juergen F. Strube                     9,750                     19,500
Robert H. Wadsworth                      18,000                     72,750
Werner Walbrol                           17,250                     54,750
                                        -------            ---------------
                      Total             $97,500                   $269,500
                                        =======            ===============

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Bank Securities Inc. or Deutsche Asset Management International GmbH.

      The officers of the Fund other than as shown above are as follows (each also serving as an officer of The New Germany Fund, Inc. and The Central European Equity Fund, Inc.):

         Name               Age    Position with Fund          Principal Occupations During Past Five Years
         -----              ---     -----------------           -------------------------------------------
Kenneth J. Tarr             54    President and Chief           Executive Vice President, Deutsche Bank
                                   Executive Officer               AG, New York Branch. Chairman, Deutsche Bank Trust Co.
                                                                   and Deutsche Morgan Grenfell Investment Management, Inc.
                                                                   (since 1997). Principal, Weiss, Peck & Greer, LLC. (1994-1997).

Robert R. Gambee            56    Chief Operating Officer       Director (since 1992), First Vice President
                                    and Secretary                 (1987-1991) and Vice President (1978-1986) of
                                                                  Deutsche Bank Securities, Inc. Secretary of Deutsche
                                                                  Funds, Inc. (since 1997) and Assistant Secretary of DB New
                                                                  World Portfolio Ltd. (since 1998).

Joseph Cheung               40    Chief  Financial Officer      Vice President (since 1996), Assistant Vice
                                   and Treasurer                   President (1994-1996) and Associate
                                                                   (1991-1994) of Deutsche Bank Securities Inc.

          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          -----              ---    ------------------          --------------------------------------------
Laura Weber                  27      Assistant Secretary and     Assistant Vice President (since March 1999)
                                     Assistant Treasurer            and Associate of Deutsche Bank Securities
                                                                    Inc. (1997-February 1999). Manager of
                                                                    Raymond James Financial (1996-1997). Portfolio
                                                                    Accountant of  Oppenheimer Capital (1995-1996).
                                                                    Supervisor (1994-1995) and Mutual Fund Accountant
                                                                    (1993-1994) of Alliance Capital Management.

      The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending December 31, 1999. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote. The affirmative vote of the holders of majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 1999.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, 60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank
Securities Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of April 30, 1999, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2000 is January 3, 2000. Any stockholder proposal that is intended to be presented at such Annual Meeting but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement not later than April 8, 2000. Any such proposal received after such date will be considered untimely, and will be excluded from the next Annual Meeting in accordance with the Fund's Advance Notice By-law.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1998 to any stockholder upon request. Such requests should be directed by mail to The Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-GERMANY.

                                                  Robert R. Gambee
                                                  Chief Operating Officer
                                                  and Secretary

Dated: May 3, 1999

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                           [GERMANY FUND LOGO OMITTED]

PROXY                        THE GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Germany Fund, Inc. (the "Fund") held of record by the undersigned on April 30, 1999 at an Annual Meeting of Stockholders to be held on June 7, 1999 or any adjournment thereof.

1.ELECTION OF DIRECTORS.

[ ]FOR all nominees listed below           [ ]WITHHOLDING AUTHORITY
except as marked to the contrary below)    to vote for all nominees listed below



  (Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)


                                    CLASS III
                            (to serve until the 2002
                         Annual Meeting of Stockholders)

                 Prof. Dr. Claus Kohler       Werner Walbrol

                 Christian H. Strenger     Otto Wolff von Amerongen

      2.    TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF
            PricewaterhouseCoopers LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

               [ ]APPROVE            [ ]DISAPPROVE            [ ]ABSTAIN

      3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and to APPROVE Proposal 2.

      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.
                                        -----------------------------------
                                                Name (please print)
                                        -----------------------------------
                                        Name of Corporation (if applicable)

                                       (By)______________(Date)______  1999
                                             (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.